Certification of Principal Executive Officer Pursuant

to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

            Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Gabriel B. Encarnacion, the Principal Financial Officer of Ministry Partners Investment Corporation ("the Company"), does hereby certify that this report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2005	By: /s/ GABRIEL B. ENCARNACION

Gabriel B. Encarnacion Principal Financial Officer of Ministry Partners Investment Corporation